Standard Nuclear Announces Licensing and Construction Milestones Across Expanding Nuclear Fuel Production Footprint Construction of two new advanced fuel production facilities in Tennessee and Idaho substantially complete, advancing toward commissioning, regulatory approval, and initiating production Both facilities receive Preliminary Documented Safety Analyses (PDSAs) approval from US Department of Energy Oak Ridge, TN — July 22, 2026 — Standard Nuclear (NYSE: STDN), a reactor-agnostic producer of TRISO nuclear fuel, today announced construction and regulatory approval milestones across two of its upcoming nuclear fuel production facilities, marking a major milestone as the company works to expand its capacity for bulk production of advanced nuclear fuel from its existing footprint. The company announced construction is substantially complete for SN-TN and for SN-ID, two new identical facilities capable of collectively adding up to 5 metric tons of uranium (MTU) per year of additional TRISO production capacity once fully scaled, with the facilities initially expected to provide up to 1 MTU of additional annual capacity each. The company expects start-up, commissioning, and licensing activities to advance for both facilities over the summer. In parallel with these construction milestones, Standard Nuclear has received approval of Preliminary Documented Safety Analyses (PDSAs) for both of these nuclear facilities from the U.S. Department of Energy. Once fully authorized by the U.S. Department of Energy, these fuel lines are intended to operate as Hazard Category 2 (HC-2) nuclear facilities. Standard Nuclear today operates its existing SN-0 facility in Oak Ridge, TN, which is currently producing TRISO with the ability to produce up to 0.5 MTU annually. The company’s ability to rapidly execute the buildout of multiple, strategically located sites is enabled by its rigorous process toward repeatable facility design, vendor engagement, and modular production-line replication, all of which can help reduce design uncertainty for a first-of-a-kind construction platform. “This comprehensive milestone represents the core of our mission at Standard Nuclear: focused execution to scale quickly to meet the increasing customer demand for advanced nuclear fuel,” said Kurt Terrani, CEO of Standard Nuclear. “Our ability to deploy additional production lines rests on the maturity of our modular manufacturing framework, allowing replication of safe and proven systems that allows us to scale quickly, reducing time-to-market while maintaining a lean capital footprint. This same framework maturity, coupled with the incredible support and technical assistance we have received from Idaho National Laboratory experts, helped streamline our progress through DOE’s rigorous nuclear facility licensing process as we aim to fulfill our mission to fuel the nation's advanced reactor fleet.” In addition, the company is continuing to build out another fuel line as a part of its joint venture with Framatome, Inc., leveraging the latter’s existing NRC license, in Washington state. Expanding domestic nuclear capacity depends on a fleet of inherently safe advanced reactors, many of which rely on TRISO-based fuels designated as 'functional containment' by the NRC. As a high- performance, precision-engineered fuel, TRISO carries the primary safety function within the reactor core.

Standard Nuclear is scaling its proven TRISO production to ensure the world's best-in-class TRISO- fueled reactors are supported by a robust and reliable supply chain. With construction in Tennessee and Idaho substantially complete, Standard Nuclear is now focused on final facility commissioning, finalizing regulatory approvals, and initiating production in alignment with customer requirements and timelines. About Standard Nuclear Standard Nuclear’s mission is to reliably deliver the essential building blocks of nuclear power at scale — enabling cost-effective, safe, and secure energy for the world. Supported by leading U.S. defense technology and critical infrastructure investment firms, Standard Nuclear is focused on the large-scale production of advanced nuclear fuel and radioisotope power systems. It is the nation’s only independent manufacturer of TRISO fuel — a robust, high-performance fuel essential to advanced nuclear reactors for terrestrial, national security, and space applications. Standard Nuclear offers a reactor-agnostic supply of advanced fuels to the next-generation nuclear industry and delivers dependable radioisotope power solutions to the space and defense sectors. Through these efforts, it is helping to eliminate U.S. reliance on geopolitical adversaries for these strategically vital technologies. For more information, visit: https://www.standardnuclear.com/ Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which in this context means statements that express Standard Nuclear’s opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The words “may,” “will,” “could,” “should,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continue,” “might,” “possible,” “potential,” “predict,” “project,” “goal,” “would,” “commit,” or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the expansion of our TRISO production capacity at our SN-ID, SN-TN and Framatome facilities, the anticipated start-up, commissioning, and licensing of our production facilities and modular production lines and the timeline for do so, our ability to replicate our facility designs at additional strategic sites, increasing customer demand for TRISO nuclear fuel, and our results of operations, financial condition, prospects, growth, strategies and the markets in which Standard Nuclear operates. Such forward- looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Standard Nuclear may be materially different from those expressed or implied by these forward-looking statements. The following important risk factors could affect Standard Nuclear’s future results and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: risks related to the fact that we are an early stage company with limited operating history; risks relating to our inability to achieve or sustain profitability; risks relating to our dependance on public support for nuclear power and continued demand for it; risks relating to the reduction in demand from data centers and artificial intelligence applications; risks related to our reliance on the commercialization timelines of advanced reactor developers; risks related to cost increases and delivery delays due to our customer’s fuel specifications; risk related to negative publicity or adverse media coverage that could damage our reputation and harm our business; risks related to our ability to maintain an effective nuclear-grade quality assurance program; risks related to the lack of a market for alternative low-carbon energy generation technologies which may grow slower than expected; risks related to our ability to manage our growth effectively to execute our business plan; risks related to disruptions or temporary shutdowns at any of our manufacturing facilities; risks relating to competition from existing or new competitors or technologies that could have downward pressure on prices, customer orders, reduced margins or our ability to take advantage of new business opportunities; risks related to the price of non-nuclear energy sources falling; risk related to the cost of electricity generated from nuclear sources not being competitive; risk related to our dependency on our management and key personnel for our success; risk related to the long development cycles of nuclear power generation projects which could impact customer demand for our nuclear fuel; risks related to the uncertainty to our forecasts of our costs estimates which are based on assumption which may not materialize; risks related to our capacity and other figures assumptions not reflect our actual future performance; risks relating to our customer’s ability to obtain HALEU; risks relating to the occurrence of a nuclear safety incident or nuclear accident that may change the course of the overall industry; risks related to the cancellation or delays of significant projects or cost structures and other negative announcements by competitors; risks related to the termination of the OTA due to shifts in governmental policy, priorities or oversight approach under the OTA; risks relating to the transition to NRC oversight from DOE; risks related to our planned operations of the Richland facility which rely on our joint venture partner Framatome; risks related to the dissolution of our joint venture with Framatome if certain regulatory, operational or commercial milestones are not achieved; risks relating to the governance structure of the joint venture with Framatome which may result in deadlocks that could delay or prevent key decisions; risks related to the timing and size of contract awards and project milestones associated with a limited number of large contracts; our backlog and our qualified pipeline of carefully vetted sales opportunities may not be realized or may not result in profits; risks related to financial difficulties experienced by our customers and suppliers; risks related to our ability to compete in certain foreign markets; risks related to any allegation of infringement, misappropriation or violation of intellectual property or other proprietary rights of third parties; risk relating to our ability to obtain, maintain, protect or enforce our intellectual property and similar proprietary rights including our trade secrets; risks related to the U.S. government exercising march-in rights which could result in compulsory licensing of certain of our owned or licensed intellectual property; risks relating to our ability to keep pace with rapidly evolving technological developments in AI; risks relating to the direct or indirect impact of severe weather and other effects of climate on us and our customers; risks relating to the impact of any epidemics and other health related issues; risks relating to the actual costs and timelines around the production of advanced fuels and radioisotope power systems using non-uranium feedstocks may materially exceed estimates; risks relating to the occurrence of a cybersecurity incident or disruptions to or involving our information technology systems; risks relating to any change to government policy, laws, or requirements from one administration to another; risks relating to changes in federal, state, and local government policies and priorities; risks related to evolving regulations that may impose additional compliance costs or require design modifications; risks relating to safeguards and security requirements for special nuclear material that impose significant ongoing operational burdens and costs; risks relating to limitations or modifications to indemnification regulations of the United States or foreign countries; risks relating to export/import approvals or international agreements that restrict our business; risks relating to environmental reviews and potential litigation arising out of our operations that could delay projects or increase costs; risk relating to the transportation and disposal of toxic, hazardous and/or radiative materials; risk related to being subject to regulatory enforcement actions, safety culture concerns or quality program deficiencies; risks relating to professional liability, product liability and warranty and other claims; risks relating to changes in federal and state tax laws or interpretation thereof, and expiration of tax incentives and credits; risks relating to compliance with complex and evolving data privacy and cybersecurity laws, rules and regulations; risks relating to our potential legacy liability for Ultra Safe assets; risks relating to creditor or other party challenges the Ultra Safe asset purchase transaction; risks relating to discovering title defects, liens or restrictions of title to Ultra Safe asset purchases; risks relating to environmental conditions, waste liabilities, or decommissioning obligations associated with the acquired assets; risks relating to most of our management team having limited experience managing a public company; risks relating to needing additional funding to fulfill our business plan; and the other factors set forth in our documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties of the other documents filed by Standard Nuclear from time to time with the SEC. The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on Standard Nuclear. There can be no assurance that future developments affecting Standard Nuclear will be those that Standard Nuclear has anticipated. Standard Nuclear undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including in the section titled “Risk Factors” in our Prospectus dated July 15, 2026, filed with the SEC on July 16, 2026 pursuant to Rule 424(b), relating to our most recent Registration Statement on Form S-1, as amended, in our subsequent Quarterly Reports on Form 10- Q, once filed, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: For Investors: investors@standardnuclear.com For Media: StandardNuclear@icrinc.com